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                                                                    EXHIBIT 10.2

                             STOCK PLEDGE AGREEMENT


         THIS STOCK PLEDGE AGREEMENT (the "Pledge Agreement") is entered into effective as of this 1st day of April, 1999, by and between Nu Skin Enterprises, Inc., a Delaware corporation, and any of its successors, assigns, transferees, conveyees or purchasers (the "Secured Party"), and Nu Skin USA, Inc., a Delaware corporation (the "Pledgor").

                                    RECITALS

         WHEREAS, the Secured Party has agreed to make a loan to Big Planet, Inc., a Utah corporation ("Big Planet"), of $7,500,000 (the "Loan"), and Big Planet has agreed to deliver to the Secured Party a promissory note, substantially in the form attached hereto as Exhibit "A", in the amount of $7,500,000 (the "Promissory Note"); and

         WHEREAS, the Secured Party is willing to make the Loan only upon receiving adequate security therefor, and the Pledgor, which owns over 29,000,000 shares of Big Planet's outstanding Series A Preferred Stock, $.001 par value per share, desires to pledge such Shares as collateral to secure Big Planet's obligations under the Promissory Note in order that Big Planet can obtain necessary financing to fund its operations.

         NOW, THEREFORE, in consideration of the premises set forth above, the mutual covenants and agreements set forth hereinbelow, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. GRANT OF SECURITY INTEREST. The Pledgor hereby pledges to the Secured Party and hereby grants to the Secured Party a security interest (the "Security Interest") in all of the Pledgor's right, title and interest in and to the following collateral (collectively, the "Collateral"):

                (a) 29,000,000 shares of Series A Preferred Stock, $.001 par value per share, that are evidenced by or included in the stock certificates described on Exhibit "B" attached hereto, together with any substitutes therefor (the "Pledged Shares");

                (b) all dividends, cash, options, warrants, rights, instruments and other property, or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the Pledged Shares; and

                (c) all proceeds, products, rents and profits of or from any and all of the foregoing.

         2. SECURITY FOR PROMISSORY NOTE. This Pledge Agreement secures, and the Collateral is collateral security for, the prompt payment of the Promissory Note when due or otherwise payable and the performance in full of all obligations of Big Planet as set forth in such Promissory Note (collectively, "Big Planet's Obligations").

         3. DELIVERY OF PLEDGED SHARES. Upon execution of this Pledge Agreement, the Pledgor shall promptly deliver and transfer possession of the original certificate(s) representing the Pledged Shares (the "Certificates") to the Secured Party to be held by the Secured Party, or its appointed agent for and on behalf of the Secured Party, until termination of this Pledge Agreement or disposition of the Collateral as provided herein. The Certificates shall be accompanied by duly executed assignments on

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stock powers in blank, substantially in the form attached hereto as Exhibit "C".
The Pledgor shall perform all acts as the Secured Party may reasonably request so as to perfect and maintain a valid security interest for the Secured Party in the Collateral.

         4. NO ASSUMPTION. Notwithstanding any of the foregoing provisions, this Pledge Agreement shall not in any way be deemed to obligate the Secured Party, any purchaser at any foreclosure sale under this Pledge Agreement, or any other person or entity to assume any of Big Planet's Obligations or the Pledgor's obligations under this Pledge Agreement unless the Secured Party, such purchaser or such other person or entity otherwise expressly agrees in writing to assume any or all of Big Planet's Obligations.

         5. VOTING OF PLEDGED SHARES. Unless an Event of Default (as that term is defined in Section 10 below) has occurred and is continuing:

                (a) The Pledgor shall be entitled to exercise any and all voting and other rights pertaining to all or any part of the Pledged Shares for any purpose not inconsistent with the terms of this Pledge Agreement.

                (b) The Secured Party or any agent of the Secured Party shall execute and deliver, or cause to be executed and delivered, to the Pledgor all proxies and other instruments reasonably requested by the Pledgor in writing for the purpose of enabling the Pledgor to exercise the voting and other rights that she is entitled to exercise pursuant to this Section 5.

         6. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants that:

                (a) The Pledgor is the owner of the Pledged Shares and, with respect to any Collateral to be acquired by the Pledgor on the Pledged Shares, will be the owner of such Collateral, in each case free and clear of any liens or encumbrances, except for the liens created by this Pledge Agreement. No effective financing statement or other document or instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office, except such as may have been recorded or filed in favor of the Secured Party relating to this Pledge Agreement.

                (b) The execution and delivery of this Pledge Agreement and the delivery of the Certificates to the Secured Party create a valid and perfected first priority lien on and security interest in the Collateral, enforceable against all third parties and securing the performance of the Pledgor's Obligations, and all filings and other actions necessary or desirable to perfect and protect such liens and security interests have been duly made or taken by the Pledgor.

                (c) All of the Certificates, instruments and other documents constituting, evidencing or representing Collateral shall be promptly delivered to the Secured Party upon execution of this Pledge Agreement.

                (d) The Pledged Shares are duly authorized, validly issued, fully paid and non-assessable.

                (e) There is no agreement or arrangement restricting the transfer of the Pledged Shares or the transfer of any other Collateral, except as provided in this Pledge Agreement.

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                (f) There is no suit, proceeding or other legal action or
proceeding against the Pledgor or the Certificates that involves or affects, or that may involve or affect, any of the Collateral.

         7.     COVENANTS OF PLEDGOR.

                (a) Affirmative Covenants. So long as any of Big Planet's Obligations shall remain unpaid or unperformed, the Pledgor shall do the following at the Pledgor's own cost and expense:

                      (i) mark conspicuously each Certificate evidencing or representing any of the Pledged Shares, and at the request of the Secured Party, each of the Pledgor's records pertaining to the Pledged Shares or the Certificates, with a legend, in form and substance satisfactory to the Secured Party, indicating that the Certificate is subject to the Security Interest granted to the Secured Party by this Pledge Agreement;

                      (ii) deliver to the Secured Party promptly upon receipt all notes, certificates, instruments and other documents constituting, evidencing or representing any of the Collateral, duly endorsed or accompanied by instruments of transfer or assignment on stock powers duly executed in blank, in each case with signatures guaranteed and otherwise in form and substance satisfactory to the Secured Party;

                      (iii) execute and file such financing or continuation statements, and such amendments to those statements, and such other documents, instruments or notices, as may be necessary or desirable, or as the Secured Party may request, in order to perfect and preserve the pledges, liens and the Security Interest granted or purported to be granted to the Secured Party by this Pledge Agreement;

                      (iv) promptly notify the Secured Party in writing of any lien or claim made or asserted against any of the Collateral and take all steps necessary or proper, or, in the judgment of the Secured Party, advisable, to preserve all of the Secured Party's rights in the Collateral;

                      (v) furnish to the Secured Party from time to time written statements and schedules further identifying and describing the Collateral and other reports in connection with the Collateral requested by the Secured Party, all in reasonable detail;

                      (vi) advise the Secured Party promptly, in sufficient written detail, of any substantial change in the Collateral, and of the occurrence of any event that could materially and adversely affect the value of the Collateral or the validity or priority of the liens and the Security Interest granted to the Secured Party by this Pledge Agreement;

                      (vii) comply with all rules and regulations of each governmental body or agency and all decisions, rulings, orders and awards of each arbitrator applicable to the Collateral or any part of the Collateral or to the Pledgor;

                      (viii) promptly pay and discharge before they become delinquent, all taxes assessed, levied or imposed upon or relating to, and all claims against the Collateral (or any part of the Collateral) or the Pledgor, if the failure to so pay could adversely affect the value of the Collateral or the validity or

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priority of the liens or the Security Interest granted to the Secured Party by this Pledge Agreement, except those contested in good faith and for which adequate reserves are maintained;

                      (ix) permit representatives of the Secured Party at any time during normal business hours to inspect and make abstracts from the Pledgor's records relating to the Collateral;

                      (x) perform and observe all of the terms and provisions of the Collateral to be performed or observed by the Pledgor, except as otherwise provided by applicable law;

                      (xi) subject to Section 10 below, collect all amounts due or to become due to the Pledgor under the Collateral and otherwise enforce her rights under and in respect of the Collateral;

                      (xii) furnish to the Secured Party promptly upon receipt copies of all notices, requests and other documents or instruments received by the Pledgor under or in respect of the Collateral (or any part of the Collateral) and from time to time (A) furnish to the Secured Party the information and reports regarding those obligations requested by the Secured Party and (B) at the request of the Secured Party, make the demands and requests for information or action that the Pledgor is entitled to make under the Collateral;

                      (xiii) notify the Secured Party of any change in the Pledgor's name within ten (10) days of such change; and

                      (xiv) give the Secured Party fifteen (15) days prior written notice of any change in the Pledgor's chief place of business, chief executive office or residence, or the office where the Pledgor keeps her records regarding the Collateral.

                      (xv) Pledgor agrees that in the event any amounts are paid by Pledgor to the Secured Party pursuant to this Pledge Agreement or the Promissory Note, Pledgor's liability hereunder and thereunder shall continue in full force and effect in the event that all or any part of any such payment is thereafter recovered as a preference or fraudulent transfer under any applicable bankruptcy or insolvency law.

                (b) Negative Covenants. So long as any of Big Planet's Obligations shall remain unpaid or unperformed, the Pledgor shall not do any of the following without the prior written approval of the Secured Party:

                      (i) transfer any of the Collateral, whether by operation of law or otherwise;

                      (ii) create, incur, assume or suffer to exist any lien on or in respect of any of the Collateral, except pursuant to this Pledge Agreement or the Promissory Note;

                      (iii) use, store or keep any of the Collateral or records relating to the Collateral in any location other than those expressly permitted by this Pledge Agreement; or


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                      (iv) take any action in connection with any of the
Collateral that could materially and adversely affect the value of the Collateral (or any part thereof) or the validity or priority of the liens or the Security Interest granted to the Secured Party by this Pledge Agreement.

                      (v) Pledgor shall not challenge or institute any proceedings, or allow the institution of any proceedings, to challenge the validity, binding effect or enforceability of this Pledge Agreement.

         8. SECURED PARTY MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause the performance of, such agreement, and all costs and expenses of the Secured Party incurred in connection therewith shall promptly be payable to the Secured Party by the Pledgor under Section 11 below.

         9.     STANDARD OF CARE.

                (a) The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of the Collateral in its possession and the accounting for any monies actually received by it hereunder, the Secured Party shall have no duty as to the Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that accorded by the Secured Party to its own property of a similar nature.

                (b) Whenever this Pledge Agreement or any other document, instrument or agreement contemplated hereby provides that the Secured Party is permitted or required to make a decision in the "discretion" or the "sole discretion" (or other similar terms) of the Secured Party, the Secured Party shall be entitled to consider only such interests and factors as it desires, and the Secured Party shall have no duty or obligation to give any consideration to any interest of or factors affecting the Pledgor or any other person or entity.

         10.    REMEDIES.

                (a) In the event of a default in the payment or performance of any of the Pledgor's Obligations or upon the occurrence of any event of default under or breach of any representation, warranty or covenant in this Pledge Agreement or any event of default under the Promissory Note (each an "Event of Default"), in the sole discretion of the Secured Party, without demand or notice, all or any part of any indebtedness evidenced by the Promissory Note shall become immediately due and payable. Upon the occurrence of an Event of Default, the Secured Party may exercise all rights to which it is entitled under this Pledge Agreement or which are otherwise available to it and exercise all the rights and remedies of a secured party upon default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "UCC") (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Secured Party may immediately transfer into or register in its name instruments, certificates or documents evidencing or constituting all or part of the Collateral without notice to the Pledgor and immediately apply the Collateral against Big Planet's Obligations and the Secured Party's costs of collection until Big Planet's Obligations and the Secured Party's costs of collection are satisfied in full, notwithstanding any rights Pledgor may have under the UCC. Without limiting any of the foregoing, the

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Secured Party may in its sole discretion, without notice, demand for performance or advertisement (all of each such notices, demands or advertisement are hereby expressly waived), collect, receive, appropriate and realize upon the Collateral and/or sell, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at or on any exchange or broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery without assumption of credit risk, free of any claims or rights, at such time or times and at such price or prices and upon such other terms and conditions as the Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. The Secured Party may be the purchaser of any or all of the Collateral at any such sale and the Secured Party, for itself or on behalf of any other person or entity, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any part of the Collateral sold at any such sale, to use and apply any of Big Planet's Obligations as a credit on account of the purchase price for any Collateral payable by the Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives all rights of redemption, stay and appraisal that the Pledgor now has or may at any time in the future have under any rule of equity, law or statute now existing or hereafter enacted. The Pledgor agrees that, to the extent notice of sale shall be required by applicable law, at least ten (10) days notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of the Collateral regardless of whether notice of sale has been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor in the notice thereof, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Without limiting the generality of the foregoing, the Secured Party may at any time appropriate and apply (directly or by way of set-off) to the payment of Big Planet's Obligations all amounts representing dividends or distributions then or thereafter in the possession of the Secured Party.

                (b) The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, rules and regulations, the Secured Party may be compelled, with respect to any sale of all or any part of the Collateral conducted without prior registration or qualification of such Collateral under the Securities Act and such state securities laws, rules and regulations, to limit purchases to those persons or entities who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms and conditions less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement filed under the Securities Act) and, notwithstanding such circumstances, the Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall have no obligation to engage in public sales and shall have no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the Pledgor to register any of the Pledged Shares that constitute a portion of the Collateral or any other item of Collateral for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, rules and regulations, even if the Pledgor would, or should, agree to so register those Pledged Shares or other items of Collateral.

         11. APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Pledge Agreement, all proceeds received by the Secured Party in respect of any sale of, collection from, or other

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realization upon all or any part of the Collateral may, in the sole discretion of the Secured Party, be held by the Secured Party as Collateral for, or then, or at any other time thereafter, be applied in full or in part by the Secured Party against, the Pledgor's Obligations in the following order of priority:

                (a) to pay or reimburse in full the costs and expenses of such sale, collection or other realization, including, without limitation, reasonable compensation to the Secured Party and its agents and counsel, and all other costs, expenses, obligations and other liabilities incurred or paid by the Secured Party in connection therewith, and all amounts for which the Secured Party is entitled to indemnification hereunder and all advances made by the Secured Party hereunder for the account of the Pledgor, and to the payment of all costs and expenses paid or incurred by the Secured Party in connection with the exercise of any right or remedy hereunder, all in accordance with this
Section 11;

                (b) to pay all other obligations and thereafter in such order as the Secured Party shall elect; and

                (c) to pay to or upon the order of the Pledgor, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, the balance of the proceeds.

         12.    INDEMNITY AND EXPENSES.

                (a) The Pledgor shall indemnify the Secured Party and its Related Persons (as that term is defined below) (individually, an "Indemnified Person" and, collectively, the "Indemnified Persons") against all losses, costs, expenses (including attorneys' fees and expenses), judgments, fines, amounts paid in settlement and other liabilities incurred, suffered or paid by the Indemnified Persons (collectively, "Indemnified Expenses") in connection with any threatened, pending or completed claim, action, suit, complaint, investigation, inquiry or other proceeding, whether civil, criminal, administrative or investigative, that is or was brought or threatened against any Indemnified Person by reason of or in connection with actions taken or omitted to be taken by one or more Indemnified Persons in the performance of the exercise of the rights and powers or performance of the obligations of the Secured Party under this Pledge Agreement or otherwise in connection with this Pledge Agreement, except that the Pledgor shall have no liability under this
Section 12 with respect to any Indemnified Expenses to the extent the liability results from the fraud or willful misconduct of the Indemnified Person, as determined by a final judgment or final adjudication. For purposes of this Pledge Agreement, the term "Related Persons" means, with respect to any person, any other person that directly or indirectly controls or is controlled by or is under common control with the specified person and the direct or indirect controlling persons, principals, partners, trustees, stockholders, officers, directors, employees, independent contractors and agents for or of any of the foregoing.

                (b) To the fullest extent permitted by applicable law, the Pledgor shall, from time to time, advance Indemnified Expenses to an Indemnified Person prior to the final disposition of the action upon receipt by the Pledgor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in this Section 12.

                (c) The Pledgor shall pay to the Secured Party upon demand the amount of any and all costs and expenses, including, without limitation, the reasonable fees and expenses of its counsel and of

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any experts and agents, that the Secured Party may incur in connection with (i)
the administration of this Pledge Agreement or the Promissory Note, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or under the Promissory Note, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof or of the Promissory Note.

         13.    WAIVERS BY PLEDGOR, ETC.

                (a) The Pledgor agrees that Big Planet's Obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance that constitutes a legal or equitable discharge of a guarantor or surety other than indefeasible payment in full of Big Planet's Obligations. In furtherance of the foregoing and without limiting the generality thereof, the Pledgor agrees as follows:

                      (i) The Secured Party, for itself or on behalf of any other person or entity, may from time to time, without notice or demand and without affecting the validity or enforceability of this Pledge Agreement and without giving rise to any limitation, impairment or discharge of the Pledgor's liability or obligations hereunder, (A) create, increase, renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of Big Planet's Obligations, (B) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, Big Planet's Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligation, (C) request and accept guaranties of any of Big Planet's Obligations and take and hold other security for the payment of Big Planet's Obligations, (D) release, exchange, compromise, subordinate or modify, with or without consideration, any other security for payment of Big Planet's Obligations, any guaranties of Big Planet's Obligations, or any other obligation of any person or entity with respect to Big Planet's Obligations, (E) enforce and apply any other security now or hereafter held by or for the benefit of the Secured Party or any other person or entity in respect of Big Planet's Obligations and direct the order or manner of sale thereof, or the exercise of any other right or remedy that the Secured Party or any other person or entity, may have against any such security, as the Secured Party in its sole discretion may determine, consistent with the terms of any applicable security agreement, including, without limitation, application of the Collateral against and in satisfaction Big Planet's Obligations, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Pledgor against another party or any other security for Big Planet's Obligations (and the Pledgor expressly acknowledges that such exercise of a right or remedy that impairs or extinguishes the Pledgor's right of reimbursement or subrogation would create a possible defense by the Pledgor against any liability hereunder, but the Pledgor expressly and knowingly waives any such defense), and (F) exercise any other rights available to the Secured Party or any other person or entity under the Promissory Note, at law or in equity; and

                      (ii) this Pledge Agreement and the obligations of the Pledgor hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than indefeasible payment and performance in full of Big Planet's Obligations), including, without limitation, the occurrence of any of the following, whether or not the Pledgor shall have had notice or knowledge of any of them: (A) any failure to assert or enforce or any agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to Big Planet's Obligations or any

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agreement relating thereto, or with respect to any guaranty of or other security for the payment of Big Planet's Obligations, (B) any waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including, without limitation, provisions relating to events of default) of the Promissory Note, this Pledge Agreement or any agreement, document or instrument executed pursuant hereto or thereto, or of any guaranty or other security for Big Planet's Obligations, (C) Big Planet's Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (D) the application of payments received from any source to the payment of indebtedness other than Big Planet's Obligations, even though the Secured Party or any other person or entity might have elected to apply such payment to any part or all of Big Planet's Obligations, (E) any failure to perfect or continue perfection of a security interest in any other collateral that secures any of Big Planet's Obligations, (F) any defenses, set-offs or counterclaims that the related obligor may allege or assert against the Secured Party in respect of Big Planet's Obligations, including, without limitation, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction, and usury, and (G) any other act, thing or omission, or delay to do any other act or thing, that may or might in any manner or to any extent vary the risk of the Pledgor obligors in respect of Big Planet's Obligations.

                (b) The Pledgor hereby waives for the benefit of the Secured
Party:

                      (i) any right to require the Secured Party, as a condition of payment or performance by the Pledgor, to (A) proceed against any guarantor of the Pledgor or any other person or entity, (B) proceed against or exhaust any other security held from any guarantor of Big Planet's Obligations or any other person or entity, (C) proceed against or have resort to any balance of any deposit account or credit on the books of the Secured Party or any other person or entity, or (D) pursue any other remedy in the power of the Secured Party or any other person or entity whatsoever;

                      (ii) any defense arising by reason of the incapacity, lack of authority or any disability or other defense, including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of Big Planet's Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability;

                      (iii) any defense based upon any statute or rule of law that provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

                      (iv) any defense based upon the errors or omissions of the Secured Party or any other person or entity in the administration of Big Planet's Obligations, except behavior that amounts to fraud or wilful misconduct;

                      (v) (A) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Pledge Agreement and any legal or equitable discharge of Big Planet's Obligations hereunder, (B) the benefit of any statute of limitations affecting the Pledgor's liability hereunder or the enforcement hereof, (C) any rights to set-offs, recoupments and counterclaims, and (D) promptness, diligence and any requirement that the Secured Party or any other person or entity protect, secure, perfect or insure any other lien or security interest or any property subject thereto;


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                      (vi) notices, demands, presentments, protests, notices of
protest, notices of dishonor and notices of any action or inaction, notices of default under the Promissory Note or any agreement or instrument related thereto, notices of any renewal, extension or modification of Big Planet's Obligations or any agreement related thereto, notices of any extension of credit to the Pledgor and notices of any of the matters referred to in Section 13(b)(v) above and any right to consent to any thereof; and

                      (vii) to the fullest extent permitted by applicable law, any defenses or benefits that may be derived from or afforded by law that limit the liability of or exonerate guarantors or sureties in general, or that may conflict with the terms of this Pledge Agreement.

         14.    CONTINUING SECURITY INTEREST; TRANSFER OF OBLIGATIONS.

                (a) This Pledge Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment and performance in full of Big Planet's Obligations,
(ii) be binding upon the Pledgor and her successors and assigns, and (iii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, assigns, transferees, conveyees and purchasers. Without limiting the generality of the foregoing clause (iii), the Secured Party may assign or otherwise transfer totally to another person or entity all or any part of the Secured Party's right, title and interest in Big Planet's Obligations, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise.

                (b) Upon the indefeasible payment and performance in full of Big Planet's Obligations, the liens and the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Secured Party shall, at the Pledgor's expense, execute and deliver to the Pledgor such documents and instruments as the Pledgor shall reasonably request to evidence such termination.

         15. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of the Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Pledge Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         16. COSTS AND EXPENSES. Pledgor shall on the date hereof pay all costs and expenses of the Secured Party in connection with the preparation and negotiation of this Pledge Agreement and the Promissory Note. The Pledgor shall pay all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by or on behalf of the Secured Party in the enforcement of this Pledge Agreement and the Promissory Note.

         17. NOTICES. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given two (2) business days after being sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                o     If to the Pledgor:

                      Nu Skin USA, Inc.
                      75 West Center Street
                      Provo, Utah 84601
                      Telephone:  (801) 345-6100

                o     If to the Secured Party:

                      Nu Skin Enterprises, inc
                      75 West Center Street
                      Provo, Utah  84601
                      Attention:  M. Truman Hunt
                      Telephone: (801) 345-6100
                      Facsimile: (801) 345-3099

Any party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, ordinary mail or electronic mail). Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

         18.    NO WAIVERS; REMEDIES; SPECIFIC PERFORMANCE.

                No failure or delay by any party in exercising any right, power or privilege under this Pledge Agreement shall operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege shall not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege hereunder. The rights and remedies provided in this Pledge Agreement shall be cumulative and not exclusive of any rights or remedies provided by applicable law.

         19. AMENDMENTS, ETC. No amendment, modification, termination or waiver of any provision of this Pledge Agreement, and no consent to any departure by a party to this Pledge Agreement from any provision hereof, shall be effective unless it shall be in writing and signed and delivered by the other parties to this Pledge Agreement, and then it shall be effective only in the specific instance and for the specific purpose for which it is given.

         20.    SUCCESSORS AND ASSIGNS.

                (a) As further provided in Section 14, the Secured Party may assign or transfer its rights and delegate its obligations under this Pledge Agreement; such assignee or transferee shall accept those rights and assume those obligations for the benefit of the Secured Party in writing in form reasonably satisfactory to the Pledgor. Thereafter, without any further action by any person or entity, all references in this Pledge Agreement to "Secured Party", and all comparable references, shall be deemed to be references to the assignee or transferee, but the Pledgor shall not be released from any obligation or liability under this Pledge Agreement.

                (b) Except as provided in Section 20(a) above, no party may assign or transfer its rights under this Pledge Agreement. Any delegation in contravention of this Section 20(b) shall be void ab initio and shall not relieve the delegating party of any duty or obligation under this Pledge Agreement.

                (c) The provisions of this Pledge Agreement shall be binding upon and inure to the benefit of the parties to this Pledge Agreement and their respective successors and permitted assigns, transferees, conveyees and purchasers.

         21. GOVERNING LAW. This Pledge Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah. All rights and obligations of the parties hereto shall be in addition to and not in limitation of those provided by applicable law.

         22. COUNTERPARTS; EFFECTIVENESS. This Pledge Agreement may be signed by facsimile in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if all signatures were on the same instrument.

         23. SEVERABILITY OF PROVISIONS. Any provision of this Pledge Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Pledge Agreement or affecting the validity or enforceability of the prohibited or unenforceable provision in any other jurisdiction.

         24. HEADINGS AND REFERENCES. Section headings in this Pledge Agreement are included herein for convenience of reference only and do not constitute a part of this Pledge Agreement for any other purpose. References to parties and Sections in this Pledge Agreement are references to the parties to or the Sections of this Pledge Agreement, as the case may be, unless the context shall require otherwise.

         25. ENTIRE AGREEMENT. Except as otherwise specifically provided in this
Section 25, this Pledge Agreement and the documents and instruments referenced herein embody the entire agreement and understanding of the respective parties and supersedes all prior agreements and understandings with respect to the subject matter of those documents. The Pledgor and the Secured Party shall remain subject to the Promissory Note in accordance with the terms thereof.

         26. SURVIVAL. Except as otherwise specifically provided in this Pledge Agreement, each representation, warranty or covenant contained herein or made pursuant to this Pledge Agreement shall survive the execution of this Pledge Agreement and shall remain in full force and effect, notwithstanding any investigation or notice to the contrary or any waiver by any other party of a related condition precedent to the performance by such other party of an obligation under this Pledge Agreement.

         27. EXCLUSIVE JURISDICTION. Each of the Pledgor and the Secured Party
(a) agrees that any legal action with respect to this Pledge Agreement shall be brought exclusively in the courts of the State of Utah or in the United States District Court for the District of Utah, (b) accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of those courts, and (c) irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, that it may now or hereafter have to the bringing of any legal action in those jurisdictions; provided, however, that each of the Pledgor and the Secured Party may assert in a legal action in any other jurisdiction or venue each mandatory defense, third party claim or similar claim that, if not so asserted in such action, may not be asserted in an original legal action in the courts referred to in clause (a) of this Section 27.

         28. WAIVER OF JURY TRIAL. Each party waives any right to a trial by jury in any action to enforce or defend any right under this Pledge Agreement or any amendment, instrument, document or agreement delivered, or that in the future may be delivered, in connection with this Pledge Agreement, and agrees that any action shall be tried before a court and not before a jury.

         29. NON-RECOURSE AGAINST SECURED PARTY CONTROLLING PERSONS. No recourse under this Pledge Agreement shall be had against any "controlling person" (within the meaning of Section 20 of the Exchange Act) of the Secured Party or the shareholders, directors, officers, employees, agents and affiliates of the Secured Party or such controlling persons, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any rule or regulation, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by such controlling person, shareholder, director, officer, employee, agent or affiliate, as such, for any obligations of the Secured Party under this Pledge Agreement or the Promissory Note or for any claim based on, in respect of or by reason of, such obligations or their creation.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have executed this Pledge Agreement as of the date first above written.

THE PLEDGOR:                            THE SECURED PARTY:

NU SKIN USA, INC.                       NU SKIN ENTERPRISES, INC.



By:   /s/ Keith R. Halls                By:   /s/ Steven J. Lund
   -----------------------------           -----------------------------------
          Keith R. Halls                          Steven J. Lund
Its:  President                         Its:  Chief Executive Officer


                              [Exhibits omitted.]